Summary Prospectus Supplement	February 28, 2017

Putnam Arizona Tax Exempt Income Fund
Summary Prospectus dated September 30, 2016

Effective April 1, 2017, purchases of class B shares will be closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment.

The following information replaces similar disclosure for the fund under Fees and expenses:

The following table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in class A shares or $50,000 in class M shares of Putnam funds. More information about these and other discounts is available from your financial advisor and in How do I buy fund shares? beginning on page 36 of the fund’s prospectus, in the Appendix to the fund’s prospectus, and in How to buy shares beginning on page II-1 of the fund’s statement of additional information (SAI).

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Summary Prospectus Supplement	December 31, 2016

Putnam AMT-Free Municipal Fund
Summary Prospectus dated November 30, 2016

Putnam Arizona Tax Exempt Income Fund
Summary Prospectus dated September 30, 2016

Putnam California Tax Exempt Income Fund
Summary Prospectus dated January 30, 2016

Putnam Massachusetts Tax Exempt Income Fund
Summary Prospectus dated September 30, 2016

Putnam Michigan Tax Exempt Income Fund
Summary Prospectus dated September 30, 2016

Putnam Minnesota Tax Exempt Income Fund
Summary Prospectus dated September 30, 2016

Putnam New Jersey Tax Exempt Income Fund
Summary Prospectus dated September 30, 2016

Putnam New York Tax Exempt Income Fund
Summary Prospectus dated March 30, 2016

Putnam Ohio Tax Exempt Income Fund
Summary Prospectus dated September 30, 2016

Putnam Pennsylvania Tax Exempt Income Fund
Summary Prospectus dated September 30, 2016

Putnam Tax Exempt Income Fund
Summary Prospectus dated January 30, 2016

Putnam Tax-Free High Yield Fund
Summary Prospectus dated November 30, 2016

The section Your fund’s management is supplemented to reflect that each fund’s portfolio managers are now Paul Drury and Garrett Hamilton, CFA. Mr. Hamilton joined each fund in December 2016 and is a Portfolio Manager.

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Prospectus Supplement	January 30, 2017

Putnam Arizona Tax Exempt Income Fund

Prospectus dated September 30, 2016

Putnam Investment Management, LLC (“Putnam Management”), the fund’s investment manager, has recommended, and the fund’s Board of Trustees has approved, the merger of Putnam Arizona Tax Exempt Income Fund (“Arizona Fund”) into Putnam Tax Exempt Income Fund (“Tax Exempt Income Fund”). Putnam Management and the fund’s Board of Trustees believe that the merger is in the best interests of Arizona Fund and its shareholders. Arizona Fund and Tax Exempt Income Fund have substantially similar investment goals and strategies. A full description of Tax Exempt Income Fund and the terms of the merger will be contained in a Form N-14 prospectus, which is expected to be mailed to shareholders in mid-March, 2017. No shareholder approval of the merger is required.

Completion of the merger is subject to a number of conditions. The merger is currently expected to occur on or about April 24, 2017. Putnam Management has also recommended to merge Putnam Michigan Tax Exempt Income Fund into Tax Exempt Income Fund on or about April 24, 2017. The merger of Arizona Fund is not contingent on the completion of the merger of Putnam Michigan Tax Exempt Income Fund.

Under the terms of the Agreement and Plan of Reorganization, the assets and liabilities of Arizona Fund will be transferred to Tax Exempt Income Fund in return for shares of Tax Exempt Income Fund (the “Merger Shares”) with equal total net asset value as of the valuation date. The Merger Shares will be distributed pro rata to shareholders of Arizona Fund in exchange for their fund shares, in complete liquidation of Arizona Fund. Shareholders will receive Merger Shares of the same class as the Arizona Fund shares they held. The merger is expected to be tax free for federal income tax purposes.

In connection with the merger, Putnam Management currently expects that the Arizona Fund may sell certain portfolio holdings prior to the merger. These sales, which are anticipated to commence on or about March 21, 2017, would result in brokerage commissions and other transaction costs, and may result in the realization of capital gains that would be distributed to shareholders as taxable distributions.

Arizona Fund will be closed to new accounts on or about March 6, 2017. At any time prior to the close of the merger, you can sell your shares back to the fund or exchange

(over, please)

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them for shares of another Putnam fund any day the New York Stock Exchange is open. Shares may be sold or exchanged by mail, by phone, or online at putnam.com. Some restrictions may apply. Such exchanges will be taxable transactions.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of Tax Exempt Income Fund, nor is it a solicitation of any proxy. For more information regarding Tax Exempt Income Fund, or to receive a free copy of a Form N-14 prospectus relating to the merger (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the merger has been filed with the Securities and Exchange Commission and becomes effective, please call 1-800-225-1581. The Form N-14 prospectus will also be available for free on the Securities and Exchange Commission’s Web site (http://www.sec.gov). Please read the Form N-14 prospectus carefully before making any investment decisions.

FUND SYMBOLS	CLASS A	CLASS B	CLASS C	CLASS M	CLASS Y
	PTAZX	PAZBX	PAZCX	PAZMX	PAZYX

Putnam Arizona Tax Exempt Income Fund

Summary prospectus

9 | 30 | 16

A world of investing.®

Putnam INVESTMENTS

Putnam Arizona Tax Exempt
Income Fund

Before you invest, you may wish to review the fund’s prospectus, which contains more information about the fund and its risks. You may obtain the prospectus and other information about the fund, including the statement of additional information (SAI) and most recent reports to shareholders, at no cost by visiting putnam.com/funddocuments, calling 1-800-225-1581, or e-mailing Putnam at funddocuments@putnam.com.

The fund’s prospectus and SAI, both dated 9/30/16, are incorporated by reference into this summary prospectus.

Goal

Putnam Arizona Tax Exempt Income Fund seeks as high a level of current income exempt from federal income tax and Arizona personal income tax as we believe is consistent with preservation of capital.

Fees and expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in class A shares or $50,000 in class M shares of Putnam funds. More information about these and other discounts is available from your financial advisor and in How do I buy fund shares? beginning on page 36 of the fund’s prospectus and in How to buy shares beginning on page II-1 of the fund’s statement of additional information (SAI).

Shareholder fees (fees paid directly from your investment)

Share class	Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)
Class A	4.00%	1.00%*
Class B	NONE	5.00%**
Class C	NONE	1.00%***
Class M	3.25%	NONE
Class Y	NONE	NONE

Annual fund operating expenses
(expenses you pay each year as a percentage of the value of your investment)

Share class	Management fees	Distribution and service (12b-1) fees	Other expenses	Total annual fund operating expenses	Expense reimbursement#	Total annual fund operating expenses after expense reimbursement
Class A	0.43%	0.22%†	0.31%	0.96%	(0.04)%	0.92%
Class B	0.43%	0.85%	0.31%	1.59%	(0.04)%	1.55%
Class C	0.43%	1.00%	0.31%	1.74%	(0.04)%	1.70%
Class M	0.43%	0.50%	0.31%	1.24%	(0.04)%	1.20%
Class Y	0.43%	N/A	0.31%	0.74%	(0.04)%	0.70%

    *  Applies only to certain redemptions of shares bought with no initial sales charge.

  **  This charge is phased out over six years.

 ***  This charge is eliminated after one year.

   †  Represents a blended rate.

   #  Reflects Putnam Investment Management, LLC’s contractual obligation to limit certain fund expenses through September 30, 2017. This obligation may be modified or discontinued only with approval of the Board of Trustees.

Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Only the first year of each period in the example takes into account the expense reimbursement described above. Your actual costs may be higher or lower.

Share class	1 year	3 years	5 years	10 years
Class A	$490	$690	$906	$1,527
Class B	$658	$798	$1,062	$1,717
Class B (no redemption)	$158	$498	$862	$1,717
Class C	$273	$544	$940	$2,048
Class C (no redemption)	$173	$544	$940	$2,048
Class M	$443	$702	$980	$1,773
Class Y	$72	$233	$408	$915

Portfolio turnover

The fund pays transaction-related costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or the above example, affect fund performance. The fund’s turnover rate in the most recent fiscal year was 13%.

Investments, risks, and performance

Investments

We invest mainly in bonds that pay interest that is exempt from federal income tax and Arizona personal income tax (but that may be subject to federal alternative minimum tax (AMT)), are investment-grade in quality, and have intermediate- to long-term maturities (i.e., three years or longer). Under normal circumstances, we invest at least 80% of the fund’s net assets in tax-exempt investments. This investment policy cannot be changed without the approval of the fund’s shareholders. We may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

Risks

It is important to understand that you can lose money by investing in the fund.

The value of bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention in the financial markets, and factors related to a specific issuer. Bond markets may, in response to government intervention, economic or market developments, or other factors, experience periods of high volatility and reduced liquidity.

The risks associated with bond investments include interest rate risk, which means the value of the fund’s investments is likely to fall if interest rates rise. Bond investments also are subject to credit risk, which is the risk that the issuers of the fund’s investments may default on payment of interest or principal. Since the fund invests in tax-exempt bonds, which, to be treated as tax-exempt under the Internal Revenue Code, may be issued only by limited types of issuers for limited types of projects, the fund’s investments may be focused in certain market segments. Consequently, the fund may be more vulnerable to fluctuations in the values of the securities it holds than a fund that invests more broadly. Interest rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Investments in a single state carry risks of vulnerability to common economic forces and other factors affecting the state’s tax-exempt investments, which may result in greater losses and volatility. Interest the fund receives might be taxable.

The fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The performance information below gives some indication of the risks associated with an investment in the fund by showing the fund’s performance year to year and over time. The bar chart does not reflect the impact of sales charges. If it did, performance would be lower. Please remember that past performance is not necessarily an indication of future results. Monthly performance figures for the fund are available at putnam.com.

Annual total returns for class A shares before sales charges

Average annual total returns after sales charges
(for periods ending 12/31/15)

Share class	1 year	5 years	10 years
Class A before taxes	–1.68%	3.88%	3.66%
Class A after taxes on distributions	–1.68%	3.87%	3.65%
Class A after taxes on distributions and sale of fund shares	0.32%	3.82%	3.70%
Class B before taxes	–3.19%	3.73%	3.56%
Class C before taxes	0.62%	3.91%	3.30%
Class M before taxes	–1.09%	3.73%	3.44%
Class Y before taxes	2.63%	4.95%	4.28%
Bloomberg Barclays Municipal Bond Index (no deduction for fees, expenses or taxes)	3.30%	5.35%	4.72%

After-tax returns reflect the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are shown for class A shares only and will vary for other classes. These after-tax returns do not apply if you hold your fund shares through a 401(k) plan, an IRA, or another tax-advantaged arrangement.

Class B share performance reflects conversion to class A shares after eight years.

Your fund’s management

Investment advisor

Putnam Investment Management, LLC

Portfolio managers

Thalia Meehan
Portfolio Manager, portfolio manager
of the fund since 2006

Paul Drury
Portfolio Manager, portfolio manager
of the fund since 2002

Sub-advisor

Putnam Investments Limited*

 * Though the investment advisor has retained the services of Putnam Investments Limited (“PIL”), PIL does not currently manage any assets of the fund.

Purchase and sale of fund shares

You can open an account, purchase and/or sell fund shares, or exchange them for shares of another Putnam fund by contacting your financial advisor or by calling Putnam Investor Services at 1-800-225-1581.

When opening an account, you must complete and mail a Putnam account application, along with a check made payable to the fund, to: Putnam Investor Services, P.O. Box 8383, Boston, MA 02266-8383. The minimum initial investment of $500 is currently waived, although Putnam reserves the right to reject initial investments under $500 at its discretion. There is no minimum for subsequent investments.

You can sell your shares back to the fund or exchange them for shares of another Putnam fund any day the New York Stock Exchange (NYSE) is open. Shares may be sold or exchanged by mail, by phone, or online at putnam.com. Some restrictions may apply.

Tax information

The fund intends to distribute income that is exempt from federal income tax and personal income tax of the state identified in the fund’s name, but distributions will be subject to federal income tax to the extent attributable to other income, including income earned by the fund on investments in taxable securities or capital gains realized on the disposition of its investments.

Financial intermediary compensation

If you purchase the fund through a broker/dealer or other financial intermediary (such as a bank or financial advisor), the fund and its related companies may pay that intermediary for the sale of fund shares and related services. Please bear in mind that these payments may create a conflict of interest by influencing the broker/dealer or other intermediary to recommend the fund over another investment. Ask your advisor or visit your advisor’s website for more information.

Information about the Summary Prospectus, Prospectus and SAI

The summary prospectus, prospectus, and SAI for a fund provide information concerning the fund. The summary prospectus, prospectus, and SAI are updated at least annually and any information provided in a summary prospectus, prospectus, or SAI can be changed without a shareholder vote unless specifically stated otherwise. The summary prospectus, prospectus, and the SAI are not contracts between the fund and its shareholders and do not give rise to any contractual rights or obligations or any shareholder rights other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Additional information, including current performance, is available at putnam.com/funddocuments, by calling 1-800-225-1581, or by e-mailing Putnam at funddocuments@putnam.com.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109
putnam.com
1-800-225-1581

NP044 302685 9/16 Putnam Retail Management